J.J. Kenny                           Frank A. Ciccotto, Jr.
65 Broadway                          Vice President
New York, NY 10006-2551              Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681


                              Standard & Poor's
                                      A Division of The McGraw-Hill Companies





October 31, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020



                       Re:     Insured Municipal Securities Trust,
                               Series 13

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-25192 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                             Sincerely,






                                             Frank A. Ciccotto



FAC/trh

J.J. Kenny                           Frank A. Ciccotto, Jr.
65 Broadway                          Vice President
New York, NY 10006-2551              Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681


                              Standard & Poor's
                                      A Division of The McGraw-Hill Companies




October 31, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                       Re:     Insured Municipal Securities Trust,
                               Series 21

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-28702 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                 Sincerely,




                                                 Frank A. Ciccotto



FAC/trh

J.J. Kenny                           Frank A. Ciccotto, Jr.
65 Broadway                          Vice President
New York, NY 10006-2551              Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681


                              Standard & Poor's
                                      A Division of The McGraw-Hill Companies



October 31, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                    Re:     Insured Municipal Securities Trust,
                            New Jersey Navigator Insured Series 1
                            and Pennsylvania Navigator Insured Series 1

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-35080 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                           Sincerely,




                                           Frank A. Ciccotto

FAC/trh

J.J. Kenny                           Frank A. Ciccotto, Jr.
65 Broadway                          Vice President
New York, NY 10006-2551              Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681


                              Standard & Poor's
                                      A Division of The McGraw-Hill Companies



October 31, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                 Re:   Insured Municipal Securities Trust,
                       New York Navigator Insured Series 4

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-36215 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                Sincerely,




                                                Frank A. Ciccotto


FAC/trh

J.J. Kenny                           Frank A. Ciccotto, Jr.
65 Broadway                          Vice President
New York, NY 10006-2551              Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681


                              Standard & Poor's
                                      A Division of The McGraw-Hill Companies


October 31, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                          Re:     Insured Municipal Securities Trust,
                                  New Jersey Navigator Insured Series 2

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-37297 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                             Sincerely,





                                             Frank A. Ciccotto



FAC/trh